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                                                                    EXHIBIT 99.2

                                 CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
         (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 TITLE 18,
                              UNITED STATES CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Doral Financial Corporation, a Puerto Rico corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003                       By:  /s/ Richard F. Bonini
                                                 -------------------------------
                                             Name:  Richard F. Bonini
                                             Title: Senior Executive Vice-
                                                    President and Chief
                                                    Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.